EXHIBIT 24


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                                                           EXHIBIT 24
                                                           FORM 10-K


                                 POWER OF ATTORNEY
                                 -----------------


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints SIRI S. MARSHALL, WARD M. MILLER and MAUREEN BOYAN, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 1993 Annual Report on Form 10-k of Avon Products, Inc. and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such at-torneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, thereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have executed this power of attorney as of March 3, 1994.

     Signature                          Title
     ---------                          -----

     /s/James E. Preston                Chairman of the Board and Chief
     ------------------------------     Executive Officer - Principal
     James E. Preston                   Executive Officer and Director


     /s/Edward J. Robinson              President, Chief Operating
     ------------------------------     Officer and Director
     Edward J. Robinson


     /s/Edwina D. Woodbury              Senior Vice President,
     ------------------------------     Chief Financial Officer
     Edwina D. Woodbury


     /s/Robert J. Conologue             Group Vice President and
     ------------------------------     Controller - Principal Accounting
     Robert J. Conologue                Officer


     /s/Brenda Barnes                   Director
     ------------------------------
     Brenda Barnes


     /s/Daniel B. Burke                 Director
     ------------------------------
     Daniel B. Burke
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     Signature                          Title
     ---------                          -----

     /s/Remedios Diaz Oliver            Director
     ------------------------------
     Remedios Diaz Oliver


     /s/Stanley C. Gault                Director
     ------------------------------
     Stanley C. Gault


     /s/George V. Grune                 Director
     ------------------------------
     George V. Grune


     /s/Charles S. Locke                Director
     ------------------------------
     Charles S. Locke


     /s/Ann S. Moore                    Director
     ------------------------------
     Ann S. Moore


     /s/John J. Phelan, Jr.             Director
     ------------------------------
     John J. Phelan, Jr.


     /s/Ernesta G. Procope              Director
     ------------------------------
     Ernesta G. Procope


     /s/Joseph A. Rice                  Director
     ------------------------------
     Joseph A. Rice


     /s/Cecily C. Selby                 Director
     ------------------------------
     Cecily C. Selby



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